First Quarter 2021 Earnings Conference Call 4/20/2021 HNCOCK WHITNEY Exhibit 99.2

This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that we may make include statements regarding our expectations regarding our performance and financial condition, balance sheet and revenue growth, the provision for credit losses, loan growth expectations, management’s predictions about charge-offs for loans, the impact of the COVID-19 pandemic on the economy and our operations, the adequacy of our enterprise risk management framework, the impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses, success of revenue-generating initiatives, the effectiveness of derivative financial instruments and hedging activities to manage risks, projected tax rates, increased cybersecurity risks, including potential business disruptions or financial losses, the adequacy of our internal controls over financial reporting, the financial impact of regulatory requirements and tax reform legislation (including potential future legislation enacted as a result of the 2020 election), the impact of the change in the referenced rate reform, deposit trends, credit quality trends, the impact of PPP loans and forgiveness on our results, changes in interest rates, net interest margin trends, future expense levels (including impact from the Voluntary Early Retirement Program), future profitability, improvements in expense to revenue (efficiency) ratio, purchase accounting impacts, accretion levels and expected returns. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “forecast,” “goals,” “targets,” “initiatives,” “focus,” “potentially,” “probably,” “projects,” “outlook," or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Given the many unknowns and risks being heavily weighted to the downside, our forward-looking statements are subject to the risk that conditions will be substantially different than we are currently expecting. If efforts to contain and inoculate our population against COVID-19 are unsuccessful and restrictions on movement are imposed, the economic impact could continue to be substantial. The COVID-19 outbreak and its consequences, including responsive measures to manage it, have had and are likely to continue to have an adverse effect, possibly materially, on our business and financial performance by adversely affecting, possibly materially, the demand and profitability of our products and services, the valuation of assets and our ability to meet the needs of our customers. Forward-looking statements are subject to significant risks and uncertainties. Any forward-looking statement made in this release is subject to the safe harbor protections set forth in the Private Securities Litigation Reform Act of 1995. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020 and in other periodic reports that we file with the SEC. Important cautionary statement about forward-looking statements HNCOCK WHITNEY 2

Non-GAAP Reconciliations & Glossary of Terms Throughout this presentation we may use non-GAAP numbers to supplement the evaluation of our performance. The items noted below with an asterisk, "*", are considered non-GAAP. These non-GAAP financial measures should not be considered alternatives to GAAP-basis financial statements, and other bank holding companies may define or calculate these non-GAAP measures or similar measures differently. Reconciliations of those non-GAAP measures to the comparable GAAP measure are included in the appendix to this presentation. The earnings release, financial tables and supporting slide presentation can be found on the company’s Investor Relations website at investors.hancockwhitney.com. 1Q20 – First Quarter of 2020 1Q21 – First Quarter of 2021 2H20 – Second Half of 2020 2H21 – Second Half of 2021 2Q20 – Second Quarter of 2020 2Q21 – Second Quarter of 2021 3Q20 – Third Quarter of 2020 4Q20 – Fourth Quarter of 2020 4Q21 – Fourth Quarter of 2021 AFS – Available for sale securities ACL – Allowance for credit losses Annualized – Calculated to reflect a rate based on a full year bps – basis points BOLI – Bank-owned life insurance CARES Act – Coronavirus Aid Relief, and Economic Security Act CCB – Capital Conservation Buffer C&D – Construction and land development loans C&I – Commercial and industrial loans CDI – Core Deposit Intangible CECL – Current Expected Credit Losses (accounting standard effective 1/1/2020) CET1 – Common Equity Tier 1 Ratio Core Loans - Loans excluding PPP activity COVID-19 – Pandemic related virus CRE – Commercial real estate DDA – Noninterest-bearing demand deposit accounts DP – Data processing (e) - Estimated *Efficiency ratio – noninterest expense to total net interest (TE) and noninterest income, excluding amortization of purchased intangibles and nonoperating items EOP – End of period EPS – Earnings per share Excess liquidity - deposits held at the Fed plus investment in the bond portfolio above normal levels FTE – Full time equivalent HFS – Held for sale HTM – Held to maturity securities ICRE – Income-producing commercial real estate IRR – Interest rate risk LIBOR – London Inter-Bank Offered Rate Linked-quarter (LQ) – current quarter compared to previous quarter LOB – Line of Business LQA – Linked-quarter annualized M&A – Mergers and acquisitions MM – Dollars in millions NII – Net interest income *NIM – Net interest margin (TE) NOL – Net operating loss NPA – Nonperforming assets NPL – Nonperforming loans OCI – Other comprehensive income OFA – Other foreclosed assets *Operating – Financial measure excluding nonoperating items *Operating Leverage – Operating revenue (TE) less operating expense ORE – Other real estate PAA – Purchase accounting accretion from business combinations *PPNR – Pre-provision net revenue PPP – SBA’s Paycheck Protection Program related to COVID-19 PY – Prior year ROA – Return on average assets ROTCE – Return on tangible common equity SBA – Small Business Administration S1 – Stronger Near-term Growth S2 – Slower Near-term Growth S3 – Moderate Recession S4 – Protracted Slump Structured solution – longer term modification of original contractual loan agreement TCE – Tangible common equity ratio (common shareholders’ equity less intangible assets divided by total assets less intangible assets) TDR – Troubled Debt Restructuring TE – Taxable equivalent (calculated using the current statutory federal tax rate) Y-o-Y – Year over year HNCOCK WHITNEY 3

Corporate Profile (as of March 31, 2021)

- $35.1 billion in Total Assets
- $21.7 billion in Total Loans (includes $2.3 billion in PPP loans)
- $29.2 billion in Total Deposits
- CET1 ratio 11.02%(e)
- Tangible Common Equity (TCE) ratio 7.26% (7.80% excluding PPP loans)
- $3.6 billion in Market Capitalization
- 203 banking locations and nearly 300 ATMs across our footprint
- Approximately 3,900 (FTE) employees corporate-wide
- Moody's long-term issuer rating: Baa3
- S&P long-term issuer rating: BBB
- Named one of America's Best Midsize Employers by Forbes
- Rated among the strongest, safest financial institutions in the country by BauerFinancial, Inc. for 125 consecutive quarters
- Earned top customer service marks with Greenwich Excellence Awards
- Diversity, equity and inclusion (DEI) are fundamental to the spirit of HWC's purpose, mission and values



NASHVILLE
MARSHALL
SHREVEPORT
LONGVIEW
TYLER
NATCHITOCHES
COLLEGE STATION
CONROE
BEAUMONT
HOUSTON
LAKE CHARLES
JACKSON
HATTIESBURG
MOBILE
MONTGOMERY
PENSACOLA
PANAMA CITY
TALLAHASSEE
JACKSONVILLE
TAMPA
10

HWC
Nasdaq Listed

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HANCOCK WHITNEY

First Quarter 2021 Highlights

- Net income of $107.2 million, or $1.21 per diluted share, was up $3.6 million, or $0.04 per share, compared to 4Q20
- Pre-provision net revenue (PPNR)* totaled $131.5 million, up $0.9 million, linked-quarter
- Negative provision for credit losses of $4.9 million; $23.2 million reserve release and $18.3 million in net charge-offs
- ACL coverage remained strong at 2.11% (2.35% excluding PPP loans)
- Nonperforming loans declined 20% and criticized commercial loans declined 11%
- Net interest margin (NIM) 3.09%, down 13 bps linked-quarter mainly from the impact of excess liquidity
- CET1 ratio estimated at 11.02%, up 41 bps linked-quarter
- TCE ratio 7.26%, down 38 bps, resulting from balance sheet growth (7.80% excluding PPP)
- Loans declined $125.1 million linked-quarter; core loans decreased $465.5 million, partly offset by net PPP growth of $340.4 million
- Deposits increased $1.5 billion linked-quarter, mainly from pandemic-related PPP and stimulus deposit funding

($s in millions; except per share data)	1Q21	4Q20	1Q20
Net Income (loss)	$107.2	$103.6	($111.0)
Provision for credit losses	($4.9)	$24.2	$246.8
Earnings Per Share – diluted	$1.21	$1.17	($1.28)
Return on Assets (%) (ROA)	1.28	1.25	(1.46)
Return on Tangible Common Equity (%) (ROTCE)	17.38	16.74	(17.51)
Net Interest Margin (%)	3.09	3.22	3.41
Net Charge-offs (%)	0.34	0.44	0.83
CET1 Ratio (%)	11.02(e)	10.61	10.02
Tangible Common Equity (%)	7.26	7.64	8.00
Pre-Provision Net Revenue (TE)*	$131.5	$130.6	$115.7
Efficiency Ratio (%)	58.1	58.2	62.1

*Non-GAAP measure. See slide 29 for non-GAAP reconciliation.

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HANCOCK WHITNEY

Paycheck Protection Program (PPP) Loans Under the original and extended Paycheck Protection Programs (PPP), the company has originated more than 19,000 loans totaling $3.2 billion During 1Q21, $836 million in PPP loans were originated under the extended CARES Act program with $496 million in PPP loans forgiven Expect up to $800 million of PPP loans to be forgiven in 2Q21 Expect most PPP loans to be forgiven by year-end 2021, resulting in a total remaining balance between $300 million and $525 million Unamortized fees totaled $39.3 million as of March 31, 2021   Quarterly Impact $ in millions except per share data EOP PPP Net Income PPNR Fees Amortized NIM EPS 2Q20 $2,287 $12.8 $16.2 $13.0 0.05% $0.15 3Q20 $2,324 $15.3 $19.3 $17.0 0.06% $0.17 4Q20 $2,005 $14.7 $18.6 $15.7 0.05% $0.17 1Q21* $2,346 $14.3 $18.2 $14.2 0.04% $0.16 *Includes loans originated under the old and extended PPPs West 25% Central 39% East 36% HNCOCK WHITNEY 7

Loans totaled $21.7 billion, down $125.1 million, net, linked-quarter $836.4 million in new PPP loan origination $496.0 million in PPP loan forgiveness $465.5 million in net payoffs and paydowns of core loans Core loans declined $465.5 million as indirect loans continue to runoff with no new production planned, residential mortgage payoffs increased, line utilization slowed and normal payoffs and paydowns, coupled with slower levels of loan production, led to declines in the central and western regions within our footprint Loan Decline Reflects Lower Demand and Lower Line Utilization $ in millions $23,000 $22,500 $22,000 $21,500 $21,000 $20,500 $20,000 9/30/20 $22,240 East Region (MS AL FL & TN) $77 Central Region (SE LA) $1 West Region (TX & SW LA) $20 PPP, net $318 Indirect $58 Equipment Finance $36 Mortgage $113 Energy $30 Healthcare $24 Other, net* $41 12/31/20 $21,790 HNCOCK WHITNEY 9

Hospitality Outlook Across our Footprint East (MS, AL, FL, TN) Total hospitality loans equal $357 million As of April 5, all Mississippi, Florida, Tennessee and Alabama residents 16+ are eligible for the vaccine Masks are no longer mandated in any of the East region states Mississippi Gulf Coast hotel occupancy, Revenue Per Available Room (RevPAR), and food and beverage are performing about the same or significantly better than 2020 and 2019 Hotel occupancies and vacation rentals were up to 75% booked for March 2021 in the coastal markets with RevPAR well above average Alabama Gulf Coast Convention and Visitors Bureau awarded a combined $1 million for tourism recovery Upcoming events: Gulf Coast’s Greatest Beach Party April 23-25 NCAA Beach Volleyball Championship to be held in Gulf Shores, AL May 7-9 West (S.W. LA & TX) Total hospitality loans equal $251 million Operating limits and mask mandates in Texas were lifted at the beginning of March 2021 As of March 29 all Texas and Louisiana residents 16+ are eligible for the vaccine Long-term capital investments are rising in Texas Normally scheduled events should be back at 100% starting in September in most of the western markets 2022 is expected to be well above average, depending on vaccination rates in the third quarter Central (S.E. LA) Total hospitality loans equal $535 million As of March 29, all Louisiana residents 16+ are eligible for the vaccine The New Orleans Convention Center hosted its first conference at the beginning of March 2021, nearly a year since its last event Upcoming scheduled events: Zurich Classic April 19-25 New Orleans Jazz & Heritage Festival rescheduled for October 8-17 Allstate Sugar Bowl January 1, 2022 NCAA Final Four in 2022 Super Bowl LIX in 2025 Many French Quarter hotels are reporting stronger occupancy rates on the weekends, in some cases as high as 90% A recent tourism survey (NewOrleans.com) reported 80% of people viewing the website are planning a trip to New Orleans, with 60% in the next three months New Orleans has one of the lowest COVID positivity rates in Louisiana and is among the highest vaccination rates

Commercial Loans (C&I, CRE, C&D)* *Excludes $2.3 billion in net PPP loans As of March 31, 2021 Total Commercial Loans Outstanding % of Total Loans Commitment ($s in millions) Real Estate, Rental and Leasing $3,253 16.8% $4,273 Retail Trade 1,765 9.1% 2,153 Health Care and Social Assistance 1,619 8.4% 2,087 Hospitality 1,143 5.9% 1,285 Manufacturing 963 5.0% 1,649 Construction 860 4.4% 1,788 Transportation and Warehousing 801 4.1% 1,035 Wholesale Trade 719 3.7% 1,243 Finance and Insurance 687 3.6% 1,297 Public Administration 631 3.3% 653 Professional, Scientific, and Technical Services 502 2.6% 897 Other Services (except Public Administration) 461 2.4% 558 Educational Services 297 1.5% 481 Energy 286 1.5% 433 Other (less than 1% individually) 1,088 5.6% 2,356 Grand Total $15,074 78.0% $22,188 HNCOCK WHITNEY 10

* Excludes PPP loans ** Structured solutions total $497 million company-wide, with $46 million criticized, and $56 million pass-watch As of March 31, 2021 Criticized NPL Pass-Watch Structured Solutions** $ in millions East Central West Other Total $ % $ % $ % $ % Retail                           Retail - ICRE 149 303 219 — 670 5 1% 4 1% 12 2% 55 8% Retail Goods and Services 357 371 238 129 1,095 7 1% 6 1% 29 3% — — Total 505 674 457 129 1,765 12 1% 10 1% 41 2% 55 3% Health Care and Social Assistance                           Assisted Living (ICRE) 242 54 96 — 392 9 2% — — — — 51 13% Assisted Living (non-CRE) 123 70 59 — 252 — — — — 47 19% — — Total 365 124 155 --- 644 9 1% --- — 47 7% 51 8% Hospitality                           Hotel 179 244 98 — 520 18 3% — — 16 3% 278 53% Restaurants Full Service, Casual Dining and Bars 111 171 42 — 325 37 11% 1 — 24 7% 26 8% Entertainment 30 99 18 — 147 13 9% 4 3% 44 30% — — Total 320 514 158 — 992 68 7% 5 1% 83 8% 304 31% Total Sectors Under Focus 1,190 1,312 770 129 3,401 89 3% 15 — 171 5% 410 12% Cautious Optimism Leads to Narrowed Sectors Under Focus* East (MS, AL, FL, TN); Central (Greater N.O., SELA); West (SWLA, TX) HNCOCK WHITNEY 11

NPLs and Criticized Commercial Loans Continue to Decline Criticized commercial loans totaled $348 million, or 2.31% of total commercial loans (excluding PPP loans), at March 31, 2021 down $45 million, or 11%, linked-quarter Nonperforming loans totaled $115 million, or 0.59% of total loans (excluding PPP loans), at March 31, 2021, down $29 million, or 20%, linked-quarter *Ratios exclude PPP loans Total Loans excl. PPP $21,516 $20,341 $19,919 $19,784 $19,319 Total Commercial Loans excl. PPP $16,384 $15,420 $15,216 $15,262 $15,074 Criticized Commercial Loans $530 $348 $412 $393 $348 Total Nonperforming Loans $288 $194 $181 $144 $115 2.26% 0.95% 2.70% 0.91% 0.73% 2.31% 0.59% $700 $600 $500 $400 $300 $200 $100 $0 4Q19 1Q20 2Q20 3Q20 4Q20 HNCOCK WHITNEY 12

Modest Reserve Release Net charge-offs of $18.3 million and a reserve release of $23.2 million drove a negative provision for the quarter of ($4.9) million Charge-offs include $13.8 million from one legacy energy credit Weighting applied to Moody's March 2021 economic scenarios was 65% Baseline and 35% slower growth (S2) Scenarios mix and weighting reflect continued economic optimism and improvement in credit loss outlook; incorporates the potential of slower economic growth Significant assumptions in economic forecasts include varied levels of vaccination rates, size and timing of government infrastructure spend, and resolution of the coronavirus pandemic by mid or late 2021  ($s in millions) Net Charge-Offs Reserve Build (Release) Total Provision Commercial $16.2 ($15.4) $0.8 Mortgage (0.1) (6.3) (6.4) Consumer 2.2 (1.5) 0.7 Total $18.3 ($23.2) ($4.9) 3/31/2021 12/31/2020 Portfolio ($ in millions) Amount % of Loan and Leases Outstanding Amount % of Loan and Leases Outstanding Commercial $334 2.22% $352 2.31% Mortgage 43 1.71% 49 1.83% Consumer 45 2.56% 47 2.51% PPP Loans 2 0.10% 2 0.10% Allowance for Loan and Lease Losses $424 1.96% $450 2.07% Reserve for Unfunded Lending Commitments 33 ---  30 ---  Allowance for Credit Losses $457 2.11% $480 2.20% Allowance for Credit Losses – Excluding PPP Loans $455 2.35% $478 2.42%

Securities Portfolio Conservative with Minimal Risk Securities portfolio totaled $8.0 billion, up $861.8 million, or 12%, linked-quarter Purchases during 1Q21 were mainly in mortgage backed securities at an average yield of 1.30% Unrealized net gain of $20.8 million on AFS at March 31, 2021 compared to $233.1 million at December 31, 2020 100% fixed rate, no credit impairment MBS and CMO holdings are all US Agency backed securities or direct obligations of the US government; CMBS have prepayment protection and principal is fully guaranteed by the US Agencies Municipal portfolio credit quality is strong with 100% of the portfolio either investment grade, pre-refunded, or has a AA insured underlying rating Premium amortization totaled $13.4 million, up $0.5 million linked-quarter Yield 2.00%, down 23 bps linked-quarter due to partial deployment of liquidity at lower yields 17% HTM, 83% AFS Duration 4.76 years compared to 4.14 years at December 31, 2020 Securities Portfolio Mix 12/31/20 $s in millions CMBS $2,873 41% CMO $513 7% U.S. Agencies and other $219 3% RMBS $2,582 36% Munis $936 13% HNCOCK WHITNEY 15

Higher Core Deposits Reflects Resiliency Total deposits of $29 billion, up $1.5 billion, or 5%, linked-quarter as stimulus and PPP payments were distributed during the quarter Noninterest-bearing demand deposits (DDAs) increased $975.2 million and interest-bearing transaction and savings deposits increased $786.5 million mainly related to pandemic-related PPP and stimulus deposit growth Time deposits (retail) decreased $212.6 million, with a portion moving to transaction accounts in light of low rate environment Interest-bearing public fund deposits decreased $36.4 million DDAs comprised 45% of total period-end deposits March cost of deposits 12 bps, down 5 bps from year-end Total Deposits 12/31/20 $s in millions Time Deposits (retail) $1,835 7% Time Deposits (brokered) $14 ― Interest-bearing public funds $3,235 12% Interest-bearing transaction & savings $10,414 37% Noninterest bearing $12,200 44% $s in billions Avg Qtrly Deposits LQA EOP growth $28.0 $26.0 $24.0 $22.0 $20.0 $18.0 $16.0 1Q20 $24.3 20% 2Q20 $26.7 37% 3Q20 $26.8 -4% 4Q20 $27.0 10% 1Q21 $27.0 10% HNCOCK WHITNEY 15

Strong Liquidity $19.8 Billion in Available Sources ($ in millions) Total Available Amount Used Net Availability Internal Sources       Free Securities and other $6,363 $— $6,363 External Sources     Federal Home Loan Bank (FHLB) 5,849 2,585 3,263 Federal Reserve Bank (FRB) 4,691 — 4,691 Brokered Deposits 4,382 14 4,367 Other 1,104 — 1,104 Total Liquidity $22,387 $2,599 $19,788 * Includes PPP loans March 31, 2021 loan/deposit ratio 74.2% Relatively Low Average Loan/Deposit Ratio Strong Core Funding 89.0% 88.0% 87.0% 86.0% 85.0% 84.0% 83.0% 82.0% 81.0% 80.0% 4Q18 88.1% 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20* 88.2% 83.7% 81.6% Equity 10% Other liabilities & debt 8% DDA 36% Interest-bearing deposits 46% HNCOCK WHITNEY 17

Net interest margin (NIM) at 3.09%, down 13 bps; net interest income (TE) down $3.9 million $3.6 million of the decline due to two less accrual days in the first quarter NIM Headwinds: Impact of lower securities yield PPP forgiveness Excess liquidity NIM Tailwinds: Focus on lower cost of deposits Impact of new PPP loans Proactive deposit pricing helped offset the impact from a lower rate environment NIM Compression; Stable Net Interest Income Cost of Deposits 0.60% 0.50% 0.40% 0.30% 0.20% 0.10% Mar-20 Apr-20 May-20 Jun 20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Mar-21e .59% .41% .33% .29% .25% .21% .20% .19% .17% .17% .13% 3.40% 3.30% 3.20% 3.10% 3.00% 2.90% 2.80% 3Q20 NIM (TE) Impact of Securities Portfolio Purchase/Premium amortization Impact of change in earnings asset mix Lower cost of deposits Net impact of interest reversals and recoveries/loan fees accretion 4Q20 NIM (TE) 0.02% 0.06% 0.05% 0.02% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 4Q19 1Q20 2Q20 3Q20 4Q20 4.69% 3.43% 2.56% 0.76% 4.56% 3.41% 2.53% 0.67% 4.04% 3.23% 2.47% 0.38% 3.95% 3.23% 2.31% 0.30% 3.99% 3.22% 2.23% 0.25% Loan Yield Securities Yield Cost of Fund NIM HNCOCK WHITNEY 18

Loans, excluding PPP, totaled $19.3 billion at March 31, 2021 Loan portfolio 56% ($11 billion) variable at March 31, 2021 (excludes PPP) 61% ($6.6 billion) of variable loans are LIBOR-based (34% of loan portfolio excluding PPP) 96% of the LIBOR loans are tied to 1 month LIBOR; 2% of the LIBOR loans are tied to 3 month LIBOR; 2% of the LIBOR loans are tied to 1 year LIBOR 31% ($3.3 billion) tied to Wall Street Journal Prime Approximately 38% ($3.6 billion) of variable rate loans are at their floor (excludes mortgage and credit cards) Majority of floors are struck at a Fed Funds level of 1.00%, with $2.3B in loans striking floors at this level; once rates increase above 1%, the majority of these floored loans will convert back to floating $1.4 billion of receive fixed/pay variable swaps on the balance sheet (receive 197 bps, pay 1 month LIBOR) IRR Sensitivity IRR Sensitivity Loans, excluding PPP, totaled $19.8 billion at December 31, 2020 Loan portfolio 55% ($11 billion) variable at December 31, 2020 (excludes PPP) 60% ($6.5 billion) of variable loans are LIBOR-based (33% of loan portfolio excluding PPP) 96% of the LIBOR loans are tied to 1 month LIBOR; 2% of the LIBOR loans are tied to 3 month LIBOR; 2% of the LIBOR loans are tied to 1 year LIBOR 30% ($3.3 billion) tied to Wall Street Journal Prime Approximately 41% ($4.1 billion) of variable rate loans are at their floor (excludes mortgage and credit cards) Majority of floors are struck at a Fed Funds level of 1.00%, with $1.8B in loans striking floors at this level; once rates increase above 1%, the majority of these floored loans will convert back to floating $1.2 billion of receive fixed/pay variable swaps on the balance sheet (receive 217 bps, pay 1 month Libor) IRR Scenarios Indicates General Asset Sensitivity Across Most Scenarios 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 4.0% 6.5% 8.6% 14.1% 13.2% 21.6% +100 shock +200 shock +300 shock Year1 Year 2 CHANCOCK WHITNEY 18

Higher Specialty Income Drives Improvement in Fee Income Noninterest income totaled $87.1 million, up $4.7 million, or 6% linked-quarter Service charges impacted by higher account balances from stimulus funding leading to lower overdraft fees Bankcard and ATM fees up due to increased activity, net of two fewer days during 1Q21 Insurance and Annuity fees up $1.6 million primarily due to increased underwriting and annuity fees Secondary mortgage fees continue to be impacted by the favorable rate environment, albeit a lower level of refinance activity compared to previous quarters Other income increase primarily due to higher levels of specialty income including BOLI and derivatives Lower Mortgage, Specialty Income Partly Offset by Higher Service Fees Noninterest income totaled $82.4 million, down $1.3 million, or 2% linked-quarter Service charges and bank card & ATM fees up primarily due to increased activity, although lower than pre-pandemic levels Secondary mortgage fees continue to be impacted by the favorable rate environment, albeit a lower level of refinance activity compared to previous quarters Other income decrease related to lower levels of specialty income (BOLI) in 4Q20 partially offset by higher derivative income Expect 1Q21 fee income to be down related to anticipated lower levels of specialty income and secondary mortgage fees Secondary Mortgage Fees $11.5 14%Other $12.8 16% Noninterest Income Mix 12/31/20 $s in millions Service Charges on Deposit $19.9 24% Investment & Annuity and Insurance $5.8 7% Trust Fees $14.8 18% Bank Card & ATM Fees $17.6 21% 3Q20 NON INTEREST INCOME SERVICE CHARGES ON DEPOSIT accounts bank card & atm fees investment & annuity income and insurance trust fees secondary mortgage fees other 4q20 Non interest income

A Focus on Expense Control Continues; More Initiatives Underway Noninterest expense totaled $193.1 million, flat linked-quarter Increase in personnel expense related to higher incentives and benefit costs and seasonally higher payroll taxes Professional expenses down from lower consulting and legal expense Decrease in other expenses mainly related to nonrecurring hurricane expense and branch closures in 4Q20 coupled with the effectiveness of efficiency initiatives Expense reduction initiatives to-date Closed or announced closure of 20 branches Ongoing branch rationalization reviews Closed Wealth Management trust offices in the NE corridor FTE down 270 compared to June 30, 2020 through staff attrition and other initiatives Early retirement package offered to select employees in 1Q21 40% acceptance rate (260 of 647 eligible associates) Most expected to depart April 30, 2021 Annualized impact approximately $19.0 million (includes estimated incentives, benefits and is net of backfill costs) A Focus on Expense Control; More Initiatives Underway Noninterest expense totaled $193.1 million, down $2.7 million, or 1% LQ Decline in personnel expense related to savings from efficiency measures taken to-date, including staff attrition and recent financial center closures Increase in other expenses mainly related to nonrecurring hurricane expense and branch closures Expense reduction initiatives to-date Closed 12 financial centers in 4Q20 8 additional financial centers closures announced in 1Q21 Ongoing branch rationalization reviews Closed Wealth Management trust offices in the NE corridor FTE down 210 compared to June 30, 2020 through staff attrition and other initiatives Early retirement package offered to select employees in 1Q21 Expect 1Q21 expenses to be flat as efficiency initiatives continue and offset typical beginning of the year increases; does not include nonrecurring charges for certain initiatives (i.e. early retirement)

Solid Capital, TCE Impacted by Excess Liquidity and OCI TCE ratio 7.26%, down 38 bps LQ (7.80% excluding PPP loans) Change in OCI & other -34 bps Change in tangible assets/additional excess liquidity -32 bps Dividends -7 bps Tangible net earnings +34 bps Stock Compensation and other +1 bps CET1 ratio estimated at 11.02%, up 41 bps linked-quarter Will continue to manage capital in the best interest of the Company and our shareholders; our priorities are: Organic growth Dividends* Buybacks M&A Tangible Common Equity Ratio Leverage (Tier 1) Ratio CET1 Ratio and Tier 1 Risked-Based Capital Ratio Total Risk-Based Capital Ratio March 31, 2021 7.26% 7.89%(e) 11.02%(e) 13.63%(e) December 31, 2020 7.64% 7.88% 10.61% 13.22% September 30, 2020 7.53% 7.70% 10.30% 12.92% June 30, 2020 7.33% 7.37% 9.78% 12.36% March 31, 2020 8.00% 8.40% 10.02% 11.87% (e) Estimated for most recent period-end Capital Rebuild Continues After 1H20 De-Risking Activities TCE ratio 7.64%, up 11 bps LQ (7.99% excluding PPP loans) Tangible net earnings +34 bps Change in tangible assets/additional excess liquidity -10 bps Dividends -7 bps Change in OCI & other -6 bps CET1 ratio 10.70%, up 40 bps linked-quarter Intend to pay quarterly dividend in consultation with examiners; board reviews dividend policy quarterly Buybacks on hold Tangible Common Equity Ratio Leverage (Tier 1) Ratio CET1 Ratio and Tier 1 Risked-Based Capital Ratio Total Risk-Based Capital Ratio December 31, 2020 7.64% 7.87%(e) 10.70%(e) 13.31%(e) September 30, 2020 7.53% 7.70% 10.30% 12.92% June 30, 2020 7.33% 7.37% 9.78% 12.36% March 31, 2020 8.00% 8.40% 10.02% 11.87% December 31, 2019 8.45% 8.76% 10.50% 11.90% (e) Estimated for most recent period-end; effective March 31, 2020 regulatory capital ratios reflect the election to use the five-year CECL transition rules * 1Q21 was the last quarterly dividend requiring Federal Reserve Board consultation

Solid Capital In Excess of Regulatory Minimums (1) Regulatory minimum with Capital Conservation Buffer (CCB) must be met in order for a bank holding company to engage in certain capital activities including, but not limited to, paying shareholder dividends. Leverage ratio does not have a CCB requirement. Estimated Regulatory Capital as of March 31, 2021 $s in millions Common Equity Tier 1 Tier 1 Capital Total Risk-based Capital Tier 1 Leverage Ratio Total Asset Base $23,786 $23,786 $23,786 $33,233 Total Capital 2,622 2,622 3,242 2,622 Capital Ratio 11.02% 11.02% 13.63% 7.89% Regulatory Minimum $ with CCB (1) 1,665 2,022 2,498 1,329 Regulatory Minimum with CCB (1) 7.00% 8.50% 10.50% 4.00% Capital in excess of Regulatory 957 600 744 1,293 minimum with CCB 4.02% 2.52% 3.13% 3.89% requirement. December 31, 2020 estimated regulatory capital ratios reflect the election to use the five-year CECL transition rules Estimated Regulatory Capital as of December 31, 2020 $s in millions Common Equity Tier 1 Tier 1 Capital Total Risk-based Solid Capital In Excess of Regulatory Minimums (1) Regulatory minimum with Capital Conservation Buffer (CCB) must be met in order for a bank holding company to engage in certain capital activities including, but not limited to, paying shareholder dividends. Leverage ratio does not have a CCB TCapitalier 1 Leverage Ratio Total Asset Base $23,678 $23,678 $23,678 $32,172 Total Capital 2,533 2,533 3,152 2,533 Capital Ratio 10.70% 10.70% 13.31% 7.87% Regulatory Minimum $ with CCB (1) 1,657 2,013 2,486 1,287 Regulatory Minimum with CCB (1) 7.00% 8.50% 10.50% 4.00% Capital in excess of Regulatory 876 521 666 1,246 minimum with CCB 3.70% 2.20% 2.81% 3.87% CHANCOCK WHITNEY 23

Near Term Outlook

	Q1 2021 Actual	Items to note	Q2 2021 Outlook	FY 2021 Outlook
Core Loans (EOP) (excl PPP loans) *	$19.3 billion (excl PPP loans)	Core loans down $465.5 million linked-quarter	Expect core loans to be flat	Expect EOP core loans to be up $700 to $800 million in 2H21 and end the year at approximately $20.1 billion
Deposits (EOP)	$29.2 billion	Growth from PPP and stimulus payments	Expect total deposits to be flat to slightly down	Expect EOP deposits to be down $500 to $600 million in 2H21 and end the year at approximately $28.6 billion
Net Interest Margin (NIM)	3.09%	See slide 16	Could see an additional 10-15 bps of compression related to the full quarter impact of excess liquidity and no interest recoveries	Expect NIM to bottom out in 2Q21 and remain relatively stable in 2H21
Net Interest Income (TE)	$237.5 million	See Slide 16	Down $2-$4 million	Expect net interest income (TE) to be down 1%-2% for full year 2021 vs. 2020; impacted by rates, PPP forgiveness and limited loan growth in 2H20 and 1H21 (base for 2020 = $955.5 million)
Noninterest Income	$87.1 million		Expect fees to be flat to down slightly	Expect fees to improve 4%-6% y-o-y as improvements in most fee categories are partially offset by lower NSF/OD and secondary mortgage fees (base for 2020 = $324.4 million)
Provision for Credit Losses	($4.9 million)	$13.8 million of $18 million in total net charge-offs from one legacy energy services credit	Expect provision level to remain similar to 1Q21	Assuming improving economy, vaccination levels continue and no new COVID-19 surges or lockdowns, negative provisioning could continue and possibly increase in 2H21
Noninterest Expense	$193.1 million		Expect expenses to be flat to up slightly **	Expect expenses to be down 2%-3% in 2021 (base for 2020 = $788.8 million) with 4Q21 expense level of $187 million a run-rate for 2022 overall expense **
Effective Tax Rate	19.7%		19%-20%	19%-20%

* See slide 6 for details on PPP loans

** Excludes one-time early retirement costs

22

HANCOCK WHITNEY

Appendix and Non-GAAP Reconciliations Appendix and Non-GAAP Reconciliations CHANCOCK WHITNEY

Summary Income Statement ($ in millions, except for share data) *Non-GAAP measure. See slide 29 for non-GAAP reconciliation. Summary Income Statement ($ in millions, except for share data)       Change       4Q20 3Q20 4Q19 LQ PY Line Item YTD 2020 YTD 2019 Y-o-Y $241.4 $238.4 $236.7 $3.0 $4.7 Net Interest Income (TE) $955.5 $910.0 $45.5 24.2 25.0 9.2 (0.8) 15.1 Provision for Credit Losses (ex loan sale) 442.8 47.7 395.1 — — — — — Provision related to energy loan sale 160.1 — 160.1                   $82.4 $83.7 $82.9 ($1.4) ($0.6) Noninterest Income $324.4 $315.9 $8.5 193.1 195.8 197.9 (2.6) (4.7) Noninterest Expense 788.8 770.7 18.1                   $103.3 $98.2 $109.1 $5.1 ($5.8) Income (loss) before Income Tax ($124.7) $392.7 ($517.4) (0.3) 18.8 16.9 (19.1) (17.2) Income Tax Expense (Benefit) (79.6) 65.4 (144.9) $103.6 $79.4 $92.1 $24.2 $11.4 Net Income (loss) ($45.2) $327.4 ($372.6)                   $1.17 $0.90 $1.03 $0.27 $0.14 Reported EPS ($0.54) $3.72 ($4.26) $1.17 $0.90 $1.06 $0.27 $0.14 Operating EPS ($0.54) $4.01 ($4.55)                   $130.6 $126.3 $125.7 $4.3 $4.9 Operating PPNR (TE)* $491.2 $487.9 $3.3 3.22% 3.23% 3.43% -1 bp -21 bps NIM (te) 3.27% 3.44% -17 bps 1.25% 0.97% 1.20% 28 bps 5 bps ROA -0.14% 1.12% -126 bps 12.10% 9.42% 10.52% 268 bps 158 bps ROE -1.32% 9.91% nm 58.23% 59.29% 58.88% -106 bps -65 bps Efficiency Ratio 60.07% 58.50% 157 bps *Non-GAAP measure. See slides 29-31 for non-GAAP reconciliations. CHANCOCK WHITNEY 25         Change 1Q21 4Q20 1Q20 LQ Prior Year Net Interest Income (te) 237.5 241.4 234.6 (3.9) 2.9 Provision for Credit Losses (4.9) 24.2 246.8 (29.1) (251.7)             Noninterest Income 87.1 82.4 84.4 4.7 2.7 Noninterest Expense 193.1 193.1 203.3 (0.1) (10.2)             Income (loss) before Income Tax 133.5 103.3 (134.5) 30.2 268.0 Income Tax Expense (Benefit) 26.3 (0.3) (23.5) 26.6 49.8 Net Income (Loss) 107.2 103.6 (111.0) 3.6 218.2             EPS 1.21 1.17 (1.28) 0.04 2.49 PPNR (te)* 131.5 130.6 115.7 0.9 15.8             NIM (te) 3.09% 3.22% 3.41% -13 bps -32 bps ROA 1.28% 1.25% -1.46% 3 bps 274 bps ROE 12.63% 12.10% -12.72% 53 bps 2535 bps Efficiency Ratio 58.12% 58.23% 62.06% -11 bps -394 bps

Summary Balance Sheet ($ in millions) 1Q21 includes $2.3 billion and 4Q20 includes $2.0 billion in PPP loans, net Average securities excludes unrealized gain /(loss) Summary Balance Sheet ($ in millions) 4Q20 and YTD 2020 include $2.0 billion and 3Q20 included $2.3 billion in PPP loans, net Average securities excludes unrealized gain /(loss)       Change       Change 4Q20 3Q20 4Q19 LQ PY Line Item YTD 2020 YTD 2019 Y-o-Y           EOP Balance Sheet       $21,789.9 $22,240.2 $21,212.8 ($450.3) $577.1 Loans (1) $21,789.9 $21,212.8 $577.1 7,356.5 7,056.3 6,243.3 300.2 1,113.2 Securities 7,356.5 6,243.3 1,113.2 30,616.3 30,179.1 27,622.2 437.2 2,994.1 Earning Assets 30,616.3 27,622.2 2,994.1 33,638.6 33,193.3 30,600.8 445.3 3,037.8 Total assets 33,638.6 30,600.8 3,037.8                   $27,698.0 $27,030.7 $23,803.6 $667.3 $3,894.4 Deposits $27,698.0 $23,803.6 $3,894.4 1,667.5 1,906.9 2,714.9 (239.4) (1,047.4) Short-term borrowings 1,667.5 2,714.9 (1,047.4) 30,199.6 29,817.7 27,133.1 381.9 3,066.5 Total Liabilities 30,199.6 27,133.1 3,066.5 3,439.0 3,375.6 3,467.7 63.4 (28.7) Stockholders' Equity 3,439.0 3,467.7 (28.7)                             Avg Balance Sheet       $22,065.7 $22,407.8 $21,037.9 ($342.1) $1,027.8 Loans $22,166.5 $20,380.0 $1,786.5 6,921.1 6,389.2 6,201.6 531.9 719.5 Securities (2) 6,398.7 5,864.2 534.5 29,875.5 29,412.3 27,441.5 463.2 2,434.0 Average earning assets 29,235.3 26,476.9 2,758.4 33,067.5 32,685.4 30,343.3 382.1 2,724.2 Total assets 32,391.0 29,125.4 3,265.6                   $27,040.4 $26,763.8 $23,848.4 $276.6 $3,192.0 Deposits $26,212.3 $23,299.3 $2,913.0 1,779.5 1,733.3 2,393.4 46.2 (613.9) Short-term borrowings 1,978.2 1,942.1 36.1 29,660.8 29,333.8 26,869.6 327.0 2,791.2 Total Liabilities 28,957.9 25,822.8 3,135.1 3,406.6 3,351.6 3,473.7 55.0 (67.1) Stockholders' Equity 3,433.1 3,302.7 130.4 3.99% 3.95% 4.69% 4 bps -70 bps Loan Yield 4.13% 4.81% -68 bps 2.23% 2.31% 2.56% -8 bps -33 bps Securities Yield 2.38% 2.62% -24 bps 0.31% 0.39% 1.11% -8 bps -80 bps Cost of IB Deposits 0.57% 1.25% -68 bps 79% 82% 89% -361 bps -1045 bps Loan/Deposit Ratio (Period End) 79% 89% -1045 bps CHANCOCK WHITNEY 26         Change 1Q21 4Q20 1Q20 LQ Prior Year EOP Balance Sheet           Loans (1) 21,664.9 21,789.9 21,515.7 (125.1) 149.2 Securities 8,006.0 7,356.5 6,374.5 649.5 1,631.5 Earning Assets 32,134.6 30,616.3 28,834.0 1,518.4 3,300.5 Total assets 35,072.6 33,638.6 31,761.7 1,434.0 3,310.9             Deposits 29,210.5 27,697.9 25,008.5 1,512.6 4,202.0 Short-term borrowings 1,652.7 1,667.5 2,673.3 (14.8) (1,020.6) Total Liabilities 31,655.7 30,199.6 28,340.6 1,456.2 3,315.1 Stockholders' Equity 3,416.9 3,439.0 3,421.1 (22.1) (4.2)             Avg Balance Sheet           Loans 21,745.3 22,065.7 21,234.0 (320.4) 511.3 Securities (2) 7,468.5 6,921.1 6,149.4 547.4 1,319.1 Average earning assets 31,015.6 29,875.5 27,630.7 1,140.1 3,384.9 Total assets 34,078.2 33,067.5 30,663.6 1,010.7 3,414.6             Deposits 28,138.8 27,040.4 24,327.2 1,098.4 3,811.6 Short-term borrowings 1,688.4 1,779.5 2,150.2 (91.1) (461.8) Total Liabilities 30,636.7 29,660.8 27,153.9 975.9 3,482.8 Stockholders' Equity 3,441.5 3,406.6 3,509.7 34.8 (68.2)             Loan Yield 4.01% 3.99% 4.56% 2 bps -55 bps Securities Yield 2.00% 2.23% 2.53% -23 bps -53 bps Cost of IB Deposits 0.24% 0.31% 1.01% -7 bps -77 bps Loan/Deposit Ratio 74.17% 78.67% 86.03% -450 bps -1,186 bps

Results *Non-GAAP measures. See slide 29 for non-GAAP reconciliation   1Q20 2Q20 3Q20 4Q20 1Q21 Operating PPNR (TE)* ($000) 115,688 118,518 126,346 130,607 131.526 Net Interest Income (TE)* ($000) 234,636 241,114 238,372 241,401 237,509 Net Interest Margin (TE)* 3.41% 3.23% 3.23% 3.22% 3.09% Noninterest Income ($000) 84,387 73,943 83,748 82,350 87,089 Operating Expense* ($000) 203,335 196,539 195,774 193,144 193,072 Efficiency Ratio* 62.06% 60.74% 59.29% 58.23% 58.12% Results *Non-GAAP measures. See slides 29-31 for non-GAAP reconciliations   4Q19 1Q20 2Q20 3Q20 4Q20 Operating PPNR (TE)* ($000) 125,660 115,688 118,518 126,346 130,607 Net Interest Income (TE)* ($000) 236,736 234,636 241,114 238,372 241,401 Net Interest Margin (TE)* 3.43% 3.41% 3.23% 3.23% 3.22% Noninterest Income ($000) 82,924 84,387 73,943 83,748 82,350 Operating Expense* ($000) 194,000 203,335 196,539 195,774 193,144 Efficiency Ratio* 58.88% 62.06% 60.74% 59.29% 58.23% CHANCOCK WHITNEY 27

Balance Sheet Summary   1Q20 2Q20 3Q20 4Q20 1Q21 Average Loans ($MM) 21,234 22,957 22,408 22,066 21,745 Average Total Securities ($MM) 6,149 6,130 6,389 6,921 7,469 Average Deposits ($MM) 24,327 26,703 26,764 27,040 28,139 Loan Yield (TE) 4.56% 4.04% 3.95% 3.99% 4.01% Cost of Deposits 0.64% 0.34% 0.22% 0.18% 0.13% Tangible Common Equity Ratio 8.00% 7.33% 7.53% 7.64% 7.26% Balance Sheet Summary   4Q19 1Q20 2Q20 3Q20 4Q20 Average Loans ($MM) 21,038 21,234 22,957 22,408 22,066 Average Total Securities ($MM) 6,202 6,149 6,130 6,389 6,921 Average Deposits ($MM) 23,848 24,327 26,703 26,764 27,040 Loan Yield (TE) 4.69% 4.56% 4.04% 3.95% 3.99% Cost of Interest Bearing Deposits 1.11% 1.01% 0.58% 0.39% 0.31% Tangible Common Equity Ratio 8.45% 8.00% 7.33% 7.53% 7.64% CHANCOCK WHITNEY 28

EPS Calculation   Three Months Ended (in thousands, except per share amounts) 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Net Income (loss) $107,172 $103,575 $79,356 ($117,072) ($111,033) Net income or dividends allocated to participating securities (2,337) (2,076) (1,436) (422) (427) Net income (loss) available to common shareholders $104,835 $101,499 $77,920 ($117,494) ($111,460) Weighted average common shares – diluted 86,805 86,657 86,400 86,301 87,186             Earnings (loss) per share – diluted $1.21 $1.17 $0.90 ($1.36) ($1.28) Operating Earnings & EPS Non-GAAP to GAAP Reconciliations   Three Months Ended (in thousands, except per share amounts) 12/31/2020 9/30/2020 6/30/2020 3/31/2020 12/31/2019 Net Income (loss) $103,575 $79,356 ($117,072) ($111,033) $92,132 Net income or dividends allocated to participating securities (2,076) (1,436) (422) (427) (1,566) Net income (loss) available to common shareholders $101,499 $77,920 ($117,494) ($111,460) $90,566 Nonoperating items, net of income tax — — — — 3,046 Nonoperating items allocated to participating securities — — — — (52) Operating earnings (loss) available to common shareholders $101,499 $77,920 ($117,494) ($111,460) $93,560             Weighted average common shares – diluted 86,657 86,400 86,301 87,186 88,315             Earnings (loss) per share – diluted $1.17 $0.90 ($1.36) ($1.28) $1.03 Operating earnings (loss) per share – diluted $1.17 $0.90 ($1.36) ($1.28) $1.06 CHANCOCK WHITNEY 29

Total Revenue (TE), Operating PPNR (TE) Reconciliations Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.   Three Months Ended (in thousands) 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Net interest income $234,587 $238,286 $235,183 $237,866 $231,188 Noninterest income 87,089 82,350 83,748 73,943 84,387 Total revenue $321,676 $320,636 $318,931 $311,809 $315,575 Taxable equivalent adjustment 2,922 3,115 3,189 3,248 3,448 Total revenue (TE) $324,598 $323,751 $322,120 $315,057 $319,023 Noninterest expense (193,072) (193,144) (195,774) (196,539) (203,335) Nonoperating expense — — — — — Operating pre-provision net revenue $131,526 $130,607 $126,346 $118,518 $115,688 Total Revenue (TE), Operating PPNR (TE) Reconciliations Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.   Three Months Ended (in thousands) 12/31/2020 9/30/2020 6/30/2020 3/31/2020 12/31/2019 Net interest income $238,286 $235,183 $237,866 $231,188 $233,156 Noninterest income 82,350 83,748 73,943 84,387 82,924 Total revenue $320,636 $318,931 $311,809 $315,575 $316,080 Taxable equivalent adjustment 3,115 3,189 3,248 3,448 3,580 Total revenue (TE) $323,751 $322,120 $315,057 $319,023 $319,660 Noninterest expense (193,144) (195,774) (196,539) (203,335) (197,856) Nonoperating expense — — — — 3,856 Operating pre-provision net revenue $130,607 $126,346 $118,518 $115,688 $125,660 CHANCOCK WHITNEY 31

First Quarter 2021 Earnings Conference Call 4/20/2021 Fourth Quarter 2020 Earnings Conference Call 1/20/2021 CHANCOCK WHITNEYa